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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 11, 2000


                               UNITY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                    1-12431                     22-3282551
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(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)


64 OLD HIGHWAY 22, CLINTON, NEW JERSEY                                 08809
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(Address of principal executive offices)                             (Zip Code)



        Registrant's telephone number, including area code (908)730-7630

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Item 5. Other.

     The Registrant issued a press release on December 11, 2000 announcing the sale of certain branches of its subsidiary, Unity Bank. On December 12, 2000, the Registrant issued a press release announcing the appointment of Anthony Feraro president of the Registrant and other certain management changes. On December 18, 2000, the Registrant issued a press release announcing the sale of a branch of Unity Bank.

Item 7. Exhibits.

     The following exhibit is filed with this Current Report on Form 8-K.

     Exhibit No.                        Description
     -----------                        -----------

     99(a)                              Press Release dated December 11, 2000
     99(b)                              Press Release dated December 12, 2000
     99(c)                              Press Release dated December 18, 2000




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           UNITY BANCORP, INC.
                                           -------------------
                                           (Registrant)




Dated: December 19, 2000                    By: /s/ ANTHONY FERARO
                                                -----------------------------
                                                    ANTHONY FERARO, President







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                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Exhibit No.       Description                                        Page No.
-----------       -----------                                        --------

99(a)             Press Release dated December 11, 2000                 5
99(b)             Press Release dated December 12, 2000                 6
99(c)             Press Release dated December 18, 2000                 7




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